Filed under Rule 497(e) and Rule 497(k)

Registration Nos. 333-08653

033-52742

SEASONS SERIES TRUST

SA Multi-Managed Diversified Fixed Income Portfolio

SUNAMERICA SERIES TRUST

SA PineBridge High-Yield Bond Portfolio

(each, a “Portfolio” and together, the “Portfolios”)

Supplement dated February 3, 2026, to the Portfolios’

current Summary Prospectuses, Prospectuses and

Statements of Additional Information (“SAIs”), as supplemented to date

The purpose of this Supplement is to inform you that at a meeting held on June 5, 2025, the Board of Trustees of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST”) approved a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and PineBridge Investments LLC (“PineBridge”) with respect to its respective Portfolio (the “New Subadvisory Agreement”). The New Subadvisory Agreement became effective on December 30, 2025, which is the date MetLife Investment Management, the institutional asset management business of MetLife, Inc., acquired PineBridge (the “PineBridge Transaction”). The PineBridge Transaction caused an “assignment” of the subadvisory agreement then in place between SunAmerica and PineBridge with respect to the Portfolios. The prior subadvisory agreement between SunAmerica and PineBridge with respect to the Portfolios provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination in the event of its assignment and the closing of the PineBridge Transaction constituted such an assignment. Shareholders of record as of the close of business on December 30, 2025, will receive a notice that explains how to access an information statement, which will include more information about the PineBridge Transaction and the New Subadvisory Agreement.

At a meeting held on September 18, 2025, the Board of Trustees of each of SST and SAST approved another new subadvisory agreement between SunAmerica and PineBridge with respect to the Portfolios (the “SunAmerica Transaction Subadvisory Agreement”). The SunAmerica Transaction Subadvisory Agreement became effective on January 1, 2026, which is the date that Corebridge Financial, Inc., the indirect parent company of SunAmerica, the Portfolios’ investment adviser, closed on a transaction whereby Venerable Holdings, Inc. (“Venerable”) acquired SunAmerica (the “SunAmerica Transaction”). Pursuant to the 1940 Act, the SunAmerica Transaction was deemed to effect an “assignment” of the Investment Advisory and Management Agreements (each, an “Advisory Agreement”) between each of SST and SAST and SunAmerica, which resulted in their automatic termination. The New Subadvisory Agreement automatically terminated upon the termination of the related Advisory Agreements with respect to the Portfolios and was replaced with the SunAmerica Transaction Subadvisory Agreement. Shareholders will receive a separate information statement describing the SunAmerica Transaction Subadvisory Agreement.

In connection with the approval of the New Subadvisory Agreement and the SunAmerica Transaction Subadvisory Agreement, there were no changes to the Portfolios’ principal investment strategies or principal investment risks. Neither the New Subadvisory Agreement nor the SunAmerica Transaction Subadvisory Agreement resulted in any change to the advisory fees or expenses payable by each Portfolio.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Summary Prospectuses, Prospectuses and/or SAIs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ST3179IN5 (2/26)